Exhibit 3.67

State of New York	}	ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

CERTIFICATE OF INCORPORATION

OF

MIXED BAG MUSIC, INC.

Under Section 402 of the Business Corporation Law

The undersigned, a natural person of the age of eighteen years or over, desiring to form a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, hereby certifies as follows:

FIRST:   The name of the corporation is

MIXED BAG MUSIC, INC.

hereinafter sometimes called “the corporation.”

SECOND:   The purposes for which it is formed are as follows:

To engage in all aspects of the music publishing business and related business; to acquire, buy, sell, lease, license and otherwise deal in copyrights and all other rights in musical compositions, songs, background music, and musical works of all kinds; to enter into all contracts, leases, licenses and other agreements and arrangements suitable with, and conclusive to, the accomplishment of the foregoing purposes.

To purchase, receive, lease, or otherwise acquire and to manage, hold, own, use, improve, convey, sell, mortgage, or otherwise deal in and with lands, buildings and real property of every description, or any interest therein.

To adopt, apply for, obtain, register, purchase, lease or otherwise acquire and to maintain, protect, hold, use, own, exercise, develop, manufacture under, operate and introduce, and to sell and grant licenses or other rights in respect of assign of otherwise dispose of, turn to account, or in any manner deal with and contract with reference to, any trade marks, trade names, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto, an inventions, devices, improvements, processes, recipes, formulae and the like, including such thereof as may be covered by, used in connection with, or secured or received under, Letters Patent of the United States of America or elsewhere or otherwise, and any licenses in respect thereof and any or all rights connected therewith or appertaining thereto.

In furtherance of its corporate business and subject to the limitations prescribed by statute, to be a promoter, partner, member, associates or manager of other business enterprises or ventures, or to the extent permitted in any other jurisdiction to be an incorporator of other corporations of any type or kind and to organize, or in any way participate in the organization, reorganization, merger or liquidation of any corporation, association or venture and the management thereof.

To conduct its business, and to exercise all of its corporate powers and rights, in the State of New York, and in the various other states, territories, possessions and dependencies of the United States, the District of Columbia, and in any foreign countries.

To carry out all or any part of the foregoing purposes as principal, factor, agent, broker, contractor or otherwise, either alone or in conjunction with any persons, firms, associations, corporations, or others in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its purposes, to make and perform contracts of any kind and description, and to do anything and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes herein enumerated.

For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statue of the State of New York.

THIRD:   The office of the corporation in the State of New York is to be located in the City of New York, County of New York.

FOURTH:   The aggregate number of shares which the corporation shall have the authority to issue is 200, without par value.

FIFTH:   The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o Rosenbloom & Freedman, 135 West 50th Street, Suite 1950, New York, New York 10020.

SIXTH:   Shareholders shall not be entitled to preemptive rights, directly or indirectly, in prespect of any equity, voting, or other shares of the corporation.

SEVENTH:   Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the Business Corporation Law upon the corporation, upon its shareholders, bondholders, and security holders, and upon its directors, officers, and other corporate personnel, including, in particular, the power of the corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the Business Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred by the Business Corporation Law.

IN WITNESS WHEREOF I hereunto sign my name and affirm that statements made herein are true under the penalties of perjury this 15th day of April 1982.

Name & Address	Mary E. Smith
284 State Street
of Incorporator:	Albany, New York 12210	/s/ Mary E. Smith

CERTIFICATE OF INCORPORATION

OF

MIXED BAG MUSIC, INC.

Under Section 402 of the Business Corporation Law

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED APR 16 1982

Filer:		AMT. OF CHECK $110
FILING FEE $100
	ROSENBLOOM & FREEDMAN	TAX $10		RECEIVED
	135 West 50th Street	COUNTY FEE $		APR 15 3 PM ‘82
	Suite 1950	COPY $
	New York, New York 10020	CERT $
REFUND $
SPEC HANDLE $

		BY:	/s/ [ILLEGIBLE]
[ILLEGIBLE]

FILED
APR 16 10 30 AM ‘82

State of New York	}	ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

CERTIFICATE OF CHANGE
OF
MIXED BAG MUSIC, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

1                                          The name of the corporation is MIXED BAG MUSIC, INC. It was incorporated under the name of MIXED BAG MUSIC, INC.

2                                          The Certificate of Incorporation of said corporation was filed by the Department of State on April 15, 1982

3                                          The following was authorized by the Board of Directors:

To designate CT CORPORATION SYSTEM, 111 Eighth Avenue, New York, New York, 10011 as its registered agent in New York upon whom all process against the corporation may be served.

MIXED BAG MUSIC, INC.

By:	/s/ Janice Cannon
Janice Cannon, Asst. Secretary

CERTIFICATE OF CHANGE
OF
MIXED BAG MUSIC, INC.

Under Section 805-A of the Business Corporation Law of the State of New York

COUNSEL

Veronica Douglas

AOL Time Warner Inc.

75 Rockefeller Plaza

New York, New York 10019

STATE OF NEW YORK
DEPARTMENT OF STATE
MAY 09 2001
[ILLEGIBLE]
New York

State of New York	}	ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS	FILING PERIOD	FEE
Biennial Statement, Part A
CORPORATION NAME	764418	04/2002	$9.00
MIXED BAG MUSIC, INC.
1	FARM	☐	The corporation is a corporation engaged in the production of crops, livestock, and livestock products on
CORPORATION	land used in agricultural production (Agriculture and Markets Law Section 301). It is not required to report.
2	NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER	NAME
LESLIE E. BIDER
ADDRESS
10585 SANTA MONICA BOULEVARD
CITY	STATE	ZIP + 4
LOS ANGELES	CA	90025
3	ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE	NAME
MIXED BAG MUSIC, INC.
ADDRESS
10585 SANTA MONICA BOULEVARD
CITY	STATE	ZIP + 4
LOS ANGELES	CA	90025
4	SERVICE OF PROCESS ADDRESS	NAME
CT CORPORATION SYSTEM
ADDRESS
111 EIGHTH AVENUE
CITY	STATE	ZIP + 4
NEW YORK	NY	10011

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS		FILING PERIOD	FEE
Biennial Statement, Part B
CORPORATION NAME	764418	04/2002	$9.00

MIXED BAG MUSIC, INC.

1	NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER
LESLIE BIDER
10585 SANTA MONICA BLVD.
LOS ANGELES CA 90025-4950
If there are no changes to the information
2	ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICER	printed in Part B, sign Part C and return with
	MIXED BAG MUSIC, INC.	payment payable to the Dept. of State
10585 SANTA MONICA BLVD.
LOS ANGELES CA 90025-4950

3	SERVICE OF PROCESS ADDRESS
EDWARD J WEISS. ESQ
75 ROCKEFELLER PLAZA
NEW YORK NY 10019

MAKE NO MARKS BELOW THIS LINE	(YOU MUST SIGN ON REVERSE)	005-1179(07/99)

IMPORTANT NOTICE

A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law, and a foreign corporation no longer conducting business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, Albany, NY 12231-0002 or by calling 518-473-2492. You are also advised to request Publication 110, “Information and Instructions for Termination of Business Corporations” from the Department of Taxation and Finance. Requests for this publication may be made by phone by calling 1-800-462-8100. Mail requests should be addressed to: NYS Department of Taxation & Finance, Taxpayer Assistance Bureau, W.A. Harriman Campus, Albany NY 12227.

Penalty - failure to timely file this statement will be reflected in the department’s records as past due or delinquent any may later subject the corporation to a fine of $250. See Section 409 of the Business Corporation Law.

Filing Period - the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began, if stated in the certificate of incorporation.

Filing Fee: The statutory filing fee is $9.00. Checks and money orders must be made payable to the “Department of State.” DO NOT mail cash.

Send entire form, completed, and with $9.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 41 State Street, Albany, NY 12231-0002.

Biennial Statement, Part C – Signing

JANICE CANNON
[ILLEGIBLE] NAME OF SIGNER
/s/ Janice Cannon
SIGNATURE
ASSISTANT SECRETARY
[ILLEGIBLE] CAPACITY OF THE SIGNER

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED	JUN 12 2002
BY:	FM

MAKE NO MARKS BELOW THIS LINE

State of New York	}	ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

CERTIFICATE OF INCORPORATION

OF

MIXED BAG MUSIC, INC.

Under Section 402 of the Business Corporation Law

The undersigned, a natural person of the age of eighteen years or over, desiring to form a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, hereby certifies as follows:

FIRST:  The name of the corporation is

MIXED BAG MUSIC, INC.

hereinafter sometimes called “the corporation.”

SECOND:  The purposes for which it is formed are as follows:

To engage in all aspects of the music publishing business and related businesses: to acquire, buy, sell, lease, license and otherwise deal in copyrights and all other rights in musical compositions, songs, background music, and musical works of all kinds; to enter into all contracts, leases, licenses and other agreements and arrangements suitable with, and conclusive to, the accomplishment of the foregoing purposes.

To purchase, receive, lease, or otherwise acquire and to manage, hold, own, use, improve, convey, sell, mortgage, or otherwise deal in and with lands, buildings and real property of every description, or any interest therein.

To adopt, apply for, obtain, register, purchase, lease or otherwise acquire and to maintain, protect, hold, use, own, exercise, develop, manufacture under, operate and introduce, and to sell and grant licenses or other rights in respect of assign or otherwise dispose of, turn to account, or in any manner deal with and contract with reference to, any trade marks, trade names, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto, and inventions, device, improvements, processes, recipes, formulae and the like, including such thereof as may be covered by, used in connection with, or secured or received under, Letters Patient of the United States of America or elsewhere or otherwise, and any licenses in respect thereof and any or all rights connected therewith or appertaining thereto.

In furtherance of its corporate business and subject to the limitations prescribed by statute, to be a promoter, partner, member, associates or manager of other business enterprises or ventures, or to the extent permitted in any other jurisdiction to be an incorporator of other corporations of any type or kind and to organize, or in any way participate in the organization, reorganization, merger or liquidation of any corporation, association or venture and the management thereof.

To conduct its business, and to exercise all of its corporate powers and rights, in the State of New York, and in the various other states, territories, possessions and dependencies of the United States, the District of Columbia, and in any foreign countries.

To carry out all or any part of the foregoing purposes as principal, factor, agent, broker, contractor or otherwise, either alone or in conjunction with any persons, firms, associations, corporations, or others in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its purposes, to make and perform contract of any kind and description, and to do anything and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes herein enumerated.

For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

THIRD:  The office of the corporation in the State of New York is to be located in the City of New York, County of New York.

FOURTH:  The aggregate number of shares which the corporation shall have the authority to issue is 200, without par value.

FIFTH:  The Secretary of State is designated as the agent of the corporation upon upon whom process against the corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o Rosenbloom & Freedman, 135 West 50th Street, Suite 1950, New York, New York 10020.

SIXTH:  Shareholders shall not be entitled to preemptive rights, directly or indirectly, in prespect of any equity, voting, or other shares of the corporation.

SEVENTH:  Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the Business Corporation Law upon the corporation, upon its shareholders, bondholders, and security holders, and upon its directors, officers, and other corporate personnel, including, in particular, the power of the corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the Business Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred by the Business Corporation Law.

IN WITNESS WHEREOF I hereunto sign my name and affirm that statements made herein are true under the penalties of perjury this 15th day of April 1982.

Name & Address	Mary E. Smith
284 State Street
of Incorporator:	Albany, New York 12210	/s/ Mary E. Smith

CERTIFICATE OF INCORPORATION

OF

MIXED BAG MUSIC, INC.

Under Section 402 of the Business Corporation Law.

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED APR 16 1982

Filer:			AMT. OF CHECK $110	RECEIVED
			FILING FEE $100	APR 15 3 PM ‘82
	ROSENBLOOM & FREEDMAN		TAX $10
	135 West 50th Street		COUNTY FEE $
	Suite 1950		COPY $
	New York, New York 10020		CERT $
REFUND $
SPEC HANDLE $

		By:	/s/ [ILLEGIBLE]
[ILLEGIBLE]

FILED
APR 16 10 30 AM ‘82

State of New York	}	ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

CERTIFICATE OF CHANGE

OF

MIXED BAG MUSIC, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

1                                          The name of the corporation is MIXED BAG MUSIC, INC.  It was incorporated under the name of MIXED BAG MUSIC, INC.

2                                          The Certificate of Incorporation of said corporation was filed by the Department of State on April 16, 1982.

3                                          The following was authorized by the Board of Directors:

To designate CT CORPORATION SYSTEM, 111 Eighth Avenue, New York, New York, 10011 as its registered agent in New York upon whom all process against the corporation may be served.

MIXED BAG MUSIC, INC.

By:	/s/ Janice Cannon
Janice Cannon, Asst. Secretary

CERTIFICATE OF CHANGE

OF

MIXED BAG MUSIC, INC.

Under Section 805-A of the Business Corporation Law of the State of New York.

COUNSEL
Veronica Douglas
AOL Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019
STATE OF NEW YORK
DEPARTMENT OF STATE
MAY 09 2001
[ILLEGIBLE]
New York

State of New York	}	ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]	/s/ [ILLEGIBLE]
Secretary of State

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS	FILING PERIOD	FEE
Biennial Statement, Part A
CORPORATION NAME	764418	04/2002	$9.00
MIXED BAG MUSIC, INC.
1	FARM

The corporation is a corporation engaged in the production of crops, livestock, and livestock products on  lend used in agricultural production (Agriculture and Markets Law Section 301).  It is not required to report.

CORPORATION	☐

2	NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER	NAME
LESLIE E. BIDER
ADDRESS
10585 SANTA MONICA BOULEVARD
CITY	STATE	ZIP + 4
LOS ANGELES	CA	90025
3	ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE	NAME
MIXED BAG MUSIC, INC.
ADDRESS
10585 SANTA MONICA BOULEVARD
CITY	STATE	ZIP + 4
LOS ANGELES	CA	90025
4	SERVICE OF PROCESS ADDRESS	NAME
CT CORPORATION SYSTEM
ADDRESS
111 EIGHTH AVENUE
CITY	STATE	ZIP + 4
NEW YORK	NY	10011

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS		FILING PERIOD	FEE
Biennial Statement, Part B
CORPORATION NAME	764418	04/2002	$9.00

MIXED BAG MUSIC, INC.

1	NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER
LESLIE BIDER
10585 SANTA MONICA BLVD.
LOS ANGELES CA 90025-4950
If there are no changes to the information
2	ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICER	printed in Part B, sign Part C and return with
	MIXED BAG MUSIC, INC.	payment payable to the Dept. of State
10585 SANTA MONICA BLVD.
LOS ANGELES CA 90025-4950

3	SERVICE OF PROCESS ADDRESS
EDWARD J WEISS. ESQ
75 ROCKEFELLER PLAZA
NEW YORK NY 10019

MAKE NO MARKS BELOW THIS LINE	(YOU MUST SIGN ON REVERSE)	005-1179 (07/99)

IMPORTANT NOTICE

A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law, and a foreign corporation no longer conducting business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, Albany, NY 12231-0002 or by calling 518-473-2492. You are also advised to request Publication 110, “Information and Instructions for Termination of Business Corporations” from the Department of Taxation and Finance. Requests for this publication may be made by phone by calling 1-800-462-8100. Mail requests should be addressed to: NYS Department of Taxation & Finance, Taxpayer Assistance Bureau, W.A. Harriman Campus, Albany NY 12227.

Penalty - failure to timely file this statement will be reflected in the department’s records as past due or delinquent any may later subject the corporation to a fine of $250. See Section 409 of the Business Corporation Law.

Filing Period - the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began, if stated in the certificate of incorporation.

Filing Fee: The statutory filing fee is $9.00. Checks and money orders must be made payable to the “Department of State.” DO NOT mail cash.

Send entire form, completed, and with $9.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 41 State Street, Albany, NY 12231-0002.

Biennial Statement, Part C – Signing

JANICE CANNON
[ILLEGIBLE] NAME OF SIGNER
/s/ Janice Cannon
SIGNATURE
ASSISTANT SECRETARY
[ILLEGIBLE] CAPACITY OF THE SIGNER

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED	JUN 12 2002
BY:	FM

MAKE NO MARKS BELOW THIS LINE